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                                                                    Exhibit 24.1

                                MELLON BANK, N.A.


                                Power of Attorney

         Each of the undersigned persons, in his or her capacity as an officer or director, or both, of Mellon Bank, N.A. (the "Bank"), hereby appoints Carl Krasik and Richard M. Pearlman, and each of them, with full power of substitution and resubsitution and with full power in each to act without the other, his or her attorney-in-fact and agent for the following purposes:

         1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Bank, a Registration Statement on Form S-3 and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of asset backed certificates (the "Certificates") representing undivided interests in a trust, the property of which includes, among other things, insurance premium receivables;

         2. To file or cause to be filed such Registration Statement with the Securities and Exchange Commission;

         3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Certificates; and

         4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Bank, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Certificates under the securities laws of any state or other jurisdiction.

         This power of attorney shall be effective as of December 19, 2000 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Bank.


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/s/ Burton C. Borgelt                              /s/ Edward J. McAniff
--------------------------------                   -----------------------------
Burton C. Borgelt                                  Edward J. McAniff


/s/ Carol R. Brown                                 /s/ Martin G. McGuinn
--------------------------------                   -----------------------------
Carol R. Brown                                     Martin G. McGuinn


/s/ John T. Chesko                                 /s/ Robert Mehrabian
--------------------------------                   -----------------------------
John T. Chesko                                     Robert Mehrabian


/s/ Jared L. Cohon                                 /s/ Seward Prosser Mellon
--------------------------------                   -----------------------------
Jared L. Cohon                                     Seward Prosser Mellon


/s/ Christopher M. Condron                         /s/ Mark A. Nordenberg
--------------------------------                   -----------------------------
Christopher M. Condron                             Mark A. Nordenberg


/s/ J.W. Connolly                                  /s/ Keith P. Russell
--------------------------------                   -----------------------------
J.W. Connolly                                      Keith P. Russell


/s/ Charles A. Corry                               /s/ Peter Rzasnicki
--------------------------------                   -----------------------------
Charles A. Corry                                   Peter Rzasnicki


/s/ Steven G. Elliot                               /s/ David S. Shapira
--------------------------------                   -----------------------------
Steven G. Elliot                                   David S. Shapira


/s/ Ira J. Gumberg                                 /s/ Joab L. Thomas
--------------------------------                   -----------------------------
Ira J. Gumberg                                     Joab L. Thomas


/s/ Pemberton Hutchinson                           /s/ Allan P. Woods
--------------------------------                   -----------------------------
Pemberton Hutchinson                               Allan P. Woods


/s/ Jeffery L. Leininger                           /s/ Wesley W. von Schack
--------------------------------                   -----------------------------
Jeffery L. Leininger                               Wesley W. von Schack